                                                                  EXECUTION COPY



                           VOTING AND PROXY AGREEMENT


                                    Between

                           HALTER MARINE GROUP, INC.

                                      and

                                 J.L. HOLLOWAY


                            Dated as of June 1, 1999

                               TABLE OF CONTENTS


                                                                    SECTION PAGE

                   ARTICLE I  TRANSFER AND VOTING OF SHARES

1.01.  Voting Agreement                                                     1
1.02.  No Disposition or Encumbrance of Shares                              2
1.03.  Voting of Shares; Further Assurances                                 2
1.04.  No Solicitation of Transactions                                      3
1.05   Action in Shareholder Capacity Only                                  3


        ARTICLE II   REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

2.01.  Authorization, etc.                                                  4
2.02.  No Conflict; Required Filings and Consents                           4
2.03.  Title to Shares                                                      4
2.04.  No Finder's Fees                                                     5
2.05.  Total Shares                                                         5


         ARTICLE III  REPRESENTATIONS AND WARRANTIES OF HALTER MARINE

3.01.  Due Organization; Authority Relative to this Agreement               5
3.02.  No Conflict; Required Filings and Consents                           5


                       ARTICLE IV  ADDITIONAL AGREEMENTS

4.01.  Other Action                                                         6

                           ARTICLE V  MISCELLANEOUS

5.01.  Expenses                                                             6
5.02.  Notices                                                              6
5.03.  Severability                                                         7
5.04.  Assignment                                                           8
5.05.  Parties in Interest                                                  8
5.06.  Specific Performance                                                 8
5.07.  Governing Law; Consent to Jurisdiction                               8
5.08.  Headings                                                             8
5.09.  Counterparts                                                         8
5.10.  Waiver of Jury Trial                                                 9
5.11.  Termination                                                          9
5.12.  Entire Agreement                                                     9
5.13.  Further Assurances                                                   9
5.14.  Certain Events                                                       9
5.15.  Attorneys' Fees                                                      9

          VOTING AND PROXY AGREEMENT dated as of June 1, 1999 (this "Agreement") by and between HALTER MARINE GROUP, INC., a Delaware corporation ("Halter Marine"), and J.L. HOLLOWAY (the "Stockholder").

          WHEREAS, as of the date hereof, the Stockholder owns (beneficially or of record) the number (i) of shares of common stock ("Company Common Stock"), par value $0.01 per share, of Friede Goldman International Inc., a Mississippi corporation (the "Company"), and (ii) options and warrants to acquire shares of the Company Common Stock, each as set forth opposite such Stockholder's name on Exhibit A hereto (all such shares now owned (beneficially or of record) and which may hereafter be acquired, pursuant to the exercise of such options or warrants or otherwise, by the Stockholders prior to the termination of this Agreement being referred to herein as the "Shares");

          WHEREAS, Halter Marine and the Company have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"; capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement), which provides, upon the terms and subject to the conditions set forth therein, for the merger of Halter Marine with and into Columbus (the "Merger"); and

          WHEREAS, as a condition to the willingness of Halter Marine to enter into the Merger Agreement, Halter Marine has required that the Stockholder agree, and in order to induce Halter Marine to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                   ARTICLE I

                         TRANSFER AND VOTING OF SHARES

          SECTION 1.01. Voting Agreement. The Stockholder hereby agrees that from the date hereof until the termination of this Agreement, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, such Stockholder shall vote the Shares over which such Stockholder has voting power: (A) in favor of the Merger and the Merger Agreement (as amended from time to time) and each of the actions contemplated by Halter Marine in connection with the Merger or pursuant to the Merger Agreement and (B) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any person or entity (other than Halter Marine) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

          SECTION 1.02. No Disposition or Encumbrance of Shares. The Stockholder hereby covenants and agrees that, from the date hereof to the termination of this Agreement, he shall not, and shall not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, or create or permit to exist any Encumbrance (as hereinafter defined) on the Shares now owned or that may hereafter be acquired by such Stockholder at any time prior to the termination of this Agreement; provided, however, Stockholder may sell the Shares pursuant to Rule 144 of the Securities Act of 1933, as amended, to the extent such sale is in compliance with applicable law.

          SECTION 1.03. Voting of Shares; Further Assurances. (a) The Stockholder, by this Agreement, with respect to those Shares that he owns of record, that he has the right to vote or that may hereafter be acquired by such Stockholder at any time prior to the Effective Time, does hereby (i) revoke any and all proxies previously granted with respect to the matters set forth in
Section 1.01 with respect to such Shares and (ii) constitute and appoint Halter Marine, or any nominee of Halter Marine, with full power of substitution, from the date hereof to the termination of this Agreement, as its true and lawful attorney and proxy (its "Proxy"), for it and in its name, place and stead, to vote each of such Shares as its Proxy, at every annual, special or adjourned meeting of the stockholders of the Company, including the right to sign its name (as Stockholder) to any consent, certificate or other document relating to the Company that the law of the State of Mississippi may permit or require:

          (i) in favor of the Merger and the Merger Agreement (as amended from time to time) and each of the actions contemplated by Halter Marine in connection with the Merger or pursuant to the Merger Agreement; and

          (ii) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any person or entity (other than Halter Marine) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

          (b) The Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Halter Marine the power to carry out and give effect to the provisions of this Agreement.

          (c) Prior to the termination of this Agreement pursuant to its terms, the Stockholder shall not grant any proxies or powers of attorney with respect to matters set forth in Section 1.01, deposit any of the Shares into a voting trust or enter into a voting agreement with respect to any of the Shares, in each case with respect to such matters.

          SECTION 1.04. No Solicitation of Transactions. The Stockholder shall not, directly or indirectly, and will instruct his agents, advisors and other representatives not to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Columbus Takeover Proposal (as defined in the Merger Agreement), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries, or to obtain a Columbus Takeover Proposal, or agree to or endorse any Columbus Takeover Proposal. The Stockholder immediately shall cease and cause to be terminated all existing discussions or negotiations of such Stockholder and his agents, advisors or other representatives with any person conducted heretofore with respect to a Columbus Takeover Proposal. The Stockholder shall notify Halter Marine within 24 hours if any proposal or offer, or any inquiry or contact with any person with respect thereto, regarding a Columbus Takeover Proposal is made and shall, in any such notice, indicate the identity of the person making such proposal, offer, inquiry or contact and, in reasonable detail, the terms and conditions of such proposal, offer, inquiry or contact and shall keep Halter Marine informed within 24 hours of all material changes in such proposal, offer, inquiry or contact.

          SECTION 1.05 Action in Shareholder Capacity Only. The Stockholder makes no agreement or understanding herein in any capacity other than his capacity as a record holder and beneficial owner of Shares, and nothing herein shall limit or affect any actions taken in any other capacity.


                                  ARTICLE II

                       REPRESENTATIONS AND WARRANTIES OF
                                THE STOCKHOLDER


          The Stockholder hereby represents and warrants to Halter Marine as follows:

          SECTION 2.01. Authorization, etc. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to appoint Halter Marine as his Proxy and to consummate the transactions contemplated hereby.
This Agreement has been duly executed and delivered by or on behalf of the Stockholder and, assuming its due authorization, execution and delivery by Halter Marine, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

          SECTION 2.02. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, (i) assuming that all filings and obligations described in subsection (b) have been made, conflict with or violate any foreign or domestic law, statute, ordinance, rule, regulation, order, judgement or decree ("Law") applicable to the

Stockholder or, if applicable, by which any property or asset of the Stockholder is bound or affected or (ii) if applicable, result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (i) and (ii), for any such conflicts, violations, breaches, defaults or other occurrences which would neither, individually or in the aggregate, prevent or materially delay the performance by the Stockholder of any of his obligations pursuant to this Agreement.

          (b) The execution and delivery of this Agreement do not, and the performance of this Agreement by Halter Marine will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity, except for applicable requirements, if any, of the Exchange Act.

          SECTION 2.03. Title to Shares. The Stockholder is the record and beneficial owner of the Shares set forth opposite such Stockholder's name on Exhibit A hereto free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind, other than pursuant to this Agreement, the Merger Agreement, the Agreement dated August 19, 1998 between the Stockholder and A.G. Edwards & Sons, Inc. with respect to not more than 1,309,500 shares of Common Stock, and the Credit Agreement and the two Pledge Agreements, each dated July 15, 1998 between the Stockholder and Nations Bank with respect to not more than 5,229,500 shares of Common Stock in the aggregate and except that the Stockholder does not own 650,000 shares of Voting Stock listed on Exhibit A but only the voting rights with respect to such shares pursuant to a Voting Trust Agreement, dated as of January 25, 1999 by and between the Stockholder and Phyllis D. Holloway.

          SECTION 2.04. No Finder's Fees. Except as disclosed in the Merger Agreement, no broker, finder or investment banker is entitled to any broker's, finder's, or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

          SECTION 2.05. Total Shares. Except as set forth on Exhibit A hereto, the Stockholder does not have any option to purchase or right to subscribe for or otherwise acquire any securities of the Company and, other than with respect to the Shares set forth on Exhibit A, has no other interest in or voting rights with respect to any other securities of the Company.

                                  ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF
                                 HALTER MARINE

          Halter Marine represents and warrants to the Stockholder as follows:

          SECTION 3.01. Due Organization; Authority Relative to this Agreement. Halter Marine is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Halter Marine has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Halter Marine of the transactions contemplated hereby by Halter Marine have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Halter Marine are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by Halter Marine and, assuming its due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of Halter Marine, enforceable against Halter Marine in accordance with its terms.

          SECTION 3.02. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Halter Marine does not, and the performance of this Agreement by Halter Marine will not (i) conflict with or violate any the Articles of Incorporation or Bylaws of Halter Marine or any equivalent organizational documents of any subsidiary of Halter Marine, (ii) assuming that all consents, approvals, authorizations and permits described in subsection (b) have been obtained and all filings and obligations described in subsection (b) have been made, conflict with or violate any Law applicable to Halter Marine or any subsidiary of Halter Marine or by which any property or asset of Halter Marine or any subsidiary of Halter Marine is bound or affected or (iii) result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Halter Marine or any subsidiary of Halter Marine pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses
(ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would neither, individually or in the aggregate, prevent or materially delay the performance by Halter Marine of any of its obligations pursuant to this Agreement.

          (b) The execution and delivery of this Agreement do not, and the performance of this Agreement by Halter Marine will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Exchange Act and the HSR Act, and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger, or otherwise prevent Halter Marine from performing its obligations under this Agreement, and would not, individually or in the aggregate, have a Halter Marine Material Adverse Effect.

                                  ARTICLE IV

                             ADDITIONAL AGREEMENTS


          SECTION 4.01. Other Action. Each of the parties hereto shall use all reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereunder.


                                   ARTICLE V

                                 MISCELLANEOUS

          SECTION 5.01. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

          SECTION 5.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, cable, telecopy, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) or nationally recognized overnight courier service to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.02):

          (a)  If to Halter Marine:

               Halter Marine Group, Inc.
               13085 Industrial Seaway Road
               Gulfport, Mississippi  39503
               Facsimile No.:  (228) 897-4866
               Attention:  General Counsel

               with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York  10022
               Facsimile No.:  (212) 848-7179
               Attention:  John J. Madden, Esq.

          (b) If to the Stockholder, to the address set forth below the Stockholder's name on the signature pages hereof.

               with copies to:

               Andrews & Kurth L.L.P.
               4200 Chase Tower
               Houston, Texas  77002
               Telecopier No.:  (713) 220-4285
               Attention:  Thomas P. Mason, Esq.

          SECTION 5.03. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          SECTION 5.04. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise), without prior written consent of the other parties except that Halter Marine may assign all or any of their rights and obligations hereunder to any affiliate of Halter Marine, provided that no such assignment shall relieve Halter Marine of its obligations hereunder if such assignee does not perform such obligations.

          SECTION 5.05. Parties in Interest. This Agreement shall be binding upon and shall inure solely to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs, representatives and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to or shall confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities of any nature whatsoever under or by reason of this Agreement.

          SECTION 5.06. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof, that the parties hereto would not have an adequate remedy at law for money damages in such event and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          SECTION 5.07. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any Delaware State or Federal Court. Each party hereto irrevocably submits to the nonexclusive jurisdiction of (a) the state courts of the State of Delaware and (b) the United States federal district courts located in the State of Delaware for the purposed of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.

          SECTION 5.08. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 5.09. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 5.10. Waiver of Jury Trial. Halter Marine and the Stockholder hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Halter Marine and the Stockholder in the negotiation, administration, performance and enforcement thereof.

          SECTION 5.11. Termination. Except for this Article V, this Agreement shall terminate and be of no further force and effect, automatically and without any required action of the parties hereto, at the earlier to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms in any manner in which Halter Marine would not be entitled pursuant to Section 8.05(c) of the Merger Agreement to payment of the Termination Fee as specified therein, or (c) three months after the termination of the Merger Agreement in accordance with its terms in any manner in which Halter Marine would be entitled pursuant to Section 8.05(c) of the Merger Agreement to payment of the Termination Fee as specified therein.

          SECTION 5.12. Entire Agreement. This Agreement and, to the extent referred to herein, the Merger Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect thereto; provided, however, that any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

          SECTION 5.13. Further Assurances. From time to time, at the request of the Company, in the case of the Stockholder, or at the request of the Stockholder, in the case of the Company, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transaction contemplated by this Agreement.

          SECTION 5.14. Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise.

          SECTION 5.15. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

          IN WITNESS WHEREOF, Halter Marine has caused this Agreement to be executed by its officer thereunto duly authorized and the Stockholder has caused this Agreement to be executed, or duly executed by an authorized signatory, as of the date first written above.

                              HALTER MARINE GROUP, INC.


                              By /s/ John Dane III
                                ---------------------------------------------
                                Name: John Dane III
                                Title: Chairman, Chief Executive Officer
                                         and President



                              By /s/ J.L. Holloway
                                ---------------------------------------------
                                Name:    J.L. Holloway
                                Address: c/o Friede Goldman International Inc.
                                         525 East Capitol Street, Suite 402
                                         Jackson, Mississippi  39201
                                         Telecopier No.:  (601) 352-1107

                                                                       Exhibit A
                                                                       ---------


                             LIST OF STOCKHOLDINGS

                                         Number of       Number of
                                         Shares of     Stock Options
                                        Common Stock   -------------
                                        ------------
J.L. Holloway                              7,349,477          90,000(1)
J.L. Holloway Family Trust                 1,920,500
Voting Trust (Phyllis D. Holloway)(2)        650,000


     Total                                 9,919,977          90,000



(1)  Of such options, none are currently vested.

(2) As trustee under the Voting Trust created pursuant to Voting Trust Agreement, dated January 25, 1999, between J. L. Holloway and Phyllis D. Holloway, J. L. Holloway has voting power, but does not have dispository power or a pecuniary interest, with respect to such shares.